Exhibit 99.6

USA Rare Earth and Inflection Point Acquisition Corp. II Announce Closing of Business Combination and Upsized PIPE Funding

USA Rare Earth to Begin Trading on March 14th on the Nasdaq Under New Ticker Symbol “USAR”

STILLWATER, OK – March 13, 2025 – USA Rare Earth, Inc. (“USARE” or the “Company”), a company building out a domestic rare earth magnet supply chain that includes the mining and processing of heavy rare earths and other critical minerals, today announced that it has completed its business combination with Inflection Point Acquisition Corp. II (Nasdaq: IPXX) (“IPXX”), a special purpose acquisition company (the “Business Combination”). The Business Combination was approved by IPXX stockholders in a special meeting held on March 10, 2025 and formally closed on March 13, 2025. USARE and IPXX also announced an additional $8 million upsize to the PIPE today contributed by affiliates of IPXX and other investors in connection with this business combination. This brings the total investment of IPXX’s affiliates and other pre-funded PIPE investors to nearly $50 million.

On March 14, 2025, USARE’s common stock and public warrants will begin trading on the Nasdaq under the ticker symbol “USAR” and “USARW” respectively.

USA Rare Earth has a unique opportunity to become the leading domestic supplier of rare earth neo magnets and heavy rare earths required for technologies across a wide range of industries, including semiconductors, defense, robotics, electric vehicles and energy transition among others.

“The recent news on tariffs and rising global geopolitical tensions are a wake-up call for America – we must build a domestic rare earth mineral and magnet supply chain here at home to support a wide range of critical technologies, including our national defense,” commented Joshua Ballard, USA Rare Earth’s CEO. “I’m incredibly proud of this team as the closing of this transaction and our listing on Nasdaq is another key milestone in our evolution in building this supply chain. The additional capital raised will help propel us forward as we build one of the largest magnet facilities in North America to serve the wider neo magnet market, as well as develop our incredibly unique deposit at Round Top that, in my opinion, is a strategic national asset.”

Michael Blitzer, CEO of IPXX, added: “The public listing of USA Rare Earth marks a significant milestone for our company, our customers, and U.S. national security. The Company’s strategic vision to return the USA to domestic rare earth magnetic production is now one step closer. We look forward to working closely with our experienced management team and shareholder and government constituents to build a strategic national asset.”

USA Rare Earth is currently building the first phase of its neo magnet facility in Stillwater, Oklahoma which is expected to be operational in early 2026. This first phase is targeting a production capacity of 1,200 metric tons per annum “tpa” and will serve a diverse set of customers and industries. The Company plans to expand capacity to nearly 5,000 tpa in future phases, to become one of the largest manufacturers in North America. USARE intends to ultimately supply its magnet production from its control of the mining rights to the Round Top Mountain deposit in West Texas (“Round Top”).

Round Top is an above-ground mineral deposit containing at least 15 of the 17 rare earth elements, plus gallium, beryllium and other critical tech minerals. The Company has successfully piloted proprietary rare earth separation technology, which it plans to deploy once mining at Round Top begins.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is the exclusive financial advisor, lead capital markets advisor, and private placement agent to USARE. White & Case LLP is serving as legal counsel to IPXX, and King & Spalding LLP is serving as legal counsel to USARE. Gateway Group is serving as investor relations and public relations advisor for the transaction.

About USA Rare Earth

USA Rare Earth, Inc. is building a domestic rare earth magnet supply chain. USARE is constructing a rare earth neo magnet manufacturing facility in Stillwater, Oklahoma. USARE also controls mining rights to the Round Top-heavy rare earth and critical minerals deposit in West Texas, which holds significant deposits of heavy rare earth minerals, such as dysprosium and terbium, as well as other critical tech metals such as gallium, beryllium, lithium, and other critical minerals. USARE’s magnets and rare earth minerals are required for a wide variety of products used in the defense, automotive, aviation, industrial, medical, and consumer electronics industries.

For more information about USA Rare Earth, visit www.usare.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, projections, future business and operations regarding future mining capabilities, operations, manufacturing capacity and plant performance; projections of market opportunity and market share; the Company’s commercialization costs and timeline; the Company’s ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; the Company’s ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which the Company operates; the Company’s ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; any estimates with respect to the rare earth and critical element and mineral deposits in the Texas Round Top deposit; the Company’s expectations with respect to future performance of the Company’s business; the expected funding of any future equity investment; and the financial impacts of the Business Combination. For example, any projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “potential,” “predict,” “should,” or “will,” or, or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations; (2) the outcome of any legal proceedings that have or may be instituted against the Company ; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company following consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; ability to absorb the costs related to the Business Combination; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; risks related to the development of the Company’s magnet production facility and the timing of expected production milestones; and other risks and uncertainties set forth documents filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and similar sections in its filings with the SEC, including the Registration Statement relating to the Business Combination filed by the Company, and any periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The recipient of this press release should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the documents filed by the Company from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this press release. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this press release. The Company and its representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing the Company’s or any of its respective representatives or affiliates’ assessments as of any date subsequent to the date of this press release, and therefore undue reliance should not be placed upon the forward-looking statements. Information contained on our website is not a part of or incorporated into this press release.

Investor Relations Contact:

Lionel McBee

VP, Investor Relations

832-334-3685

lionel.mcbee@usare.com

Media Relations Contact:

Gateway Group

Zach Kadletz

949-574-3860

USARE@Gateway-grp.com

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